Exhibit 24
Power of Attorney

Know all by these presents, that the

undersigned hereby constitutes and
appoints each of Steven M. Rapp
and
David Yawman, signing singly, the
undersigned's true and lawful

attorney-in-fact to execute and file on
behalf of the undersigned in
the
undersigned's capacity as an
Executive Officer of The Pepsi
Bottling
Group, Inc.
(PBG) all necessary and/or required applications, reports,

registrations, information, documents and instruments filed or required to be filed by PBG with the Securities and Exchange
Commission

(SEC), any stock exchanges or any governmental official or agency,

including without limitation:

1)execute and file any
amendment or
supplement  to PBG's Annual Report
on Form 10-K for the
year ended
December 31, 2005, with all
exhibits thereto and other
documents in
connection therewith (the Form 10-K);

2)do and
perform any and all
acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-K and timely file the Form
10-K;

3)execute and file Forms 3, 4 and 5
in accordance with Section
16(a)
of the Securities Exchange Act of
1934 and the rules thereunder;


4)do and perform any and all acts
for and on behalf of the
undersigned
which may be necessary or
desirable to complete
and execute any such Form
3, 4 or 5 and timely
file such form;

5)execute and file Form 144 in
accordance with
Rule 144 of the
Securities Act of 1933 and the rules
thereunder;


6)do and perform any and all acts for and on behalf of the


undersigned which may be necessary or desirable to complete and execute any such Form 144 and timely file such form;

7)execute and

file Registration Statements on Form S-8 under the Securities Act of

1933;

8)do and perform any and all acts for and on behalf of

the
undersigned which may be necessary or desirable to complete and execute any such Registration Statements on Form S-8 and timely file such form;
and

9)take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form
and shall contain
such terms and
conditions as such attorney-in-fact
may approve in
such
attorney-in-fact's discretion.

The
undersigned hereby grants to each
such attorney-in-fact full
power
and authority to do and perform any and
every act and thing
whatsoever
requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present,
with full power of substitution or revocation,

hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers
herein
granted.
Each of the attorneys-in-fact named herein shall have the power to act hereunder with or without the other.
The undersigned

acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is
PBG
assuming, any of the undersigned's
responsibilities to comply
with
Section 16 of the Securities Exchange
Act of 1934.

IN
WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date set forth below.


By:  /s/ Alfred H.
Drewes
Alfred
H. Drewes
Senior Vice President and Chief Financial
Officer



Date: January 30, 2006.